                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ___December 3, 1997_______


                               PP&L Resources, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-11459            23-2758192
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)


                                  PP&L, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-905            23-0959590
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)

      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code 610-774-5151


___________________________________________________________________________
      (Former name or former address, if changed since last report.)

Item 5.	Other Events


Schedule Extension in Restructuring Case

	Reference is made to PP&L, Inc.'s (the Company's) Form 10-Q for the quarter ended September 30, 1997 for a discussion of the Company's April 1, 1997 filing with the Pennsylvania Public
Utility Commission (the PUC) pursuant to Pennsylvania's
Electricity Generation Customer Choice and Competition Act. The PUC has ordered an additional 30-day extension of the decision-making schedule in this proceeding. As a result, the PUC's final order in the case is now expected by April 30, 1998. The
Company and other parties to the proceeding had agreed to the additional extension prior to the PUC action, to allow time for continued settlement discussions.











                            SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          PP&L RESOURCES, INC. AND
                          PP&L, INC.




                          By:______/s/ R. E. Hill___________
                                       R. E. Hill
                              Sr. Vice President-Financial
                         (PP&L Resources, Inc. and PP&L, Inc.)






Date:  December 12, 1997